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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): AUGUST 27, 1999



                            FORSYTH BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)



                 GEORGIA                            333-10909                             58-2231953
      (State or other jurisdiction           (Commission File Number)         (IRS Employer Identification No.)
            of incorporation)
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                    501 TRI-COUNTY PLAZA, HIGHWAYS 9 AND 20
                             CUMMING, GEORGIA 30040
                    (Address of Principal Executive Offices)


                                  770-886-9500
              (Registrant's telephone number, including area code)




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ITEM 5.      OTHER EVENTS.

       David H. Denton resigned from the positions he held as President and Chief Executive Officer of both Forsyth Bancshares, Inc. (the "Company") and
The Citizens Bank of Forsyth County (the "Bank"), effective as of August 27,
1999. Mr. Denton is no longer employed by either the Company or the Bank. The
Executive Vice President, Jimmy S. Fagan, has assumed the role of President and
Chief Executive Officer of the Company and the Bank on an interim basis. The
Board of Directors is currently in the process of finding a permanent replacement for Mr. Denton. The press release issued in connection therewith is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (a)   None.

       (b)   None.

       (c)   Exhibits.

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
           EXHIBIT NO.     DESCRIPTION

           99.1            Press Release, issued September 2, 1999, relating to
                           the resignation of David H. Denton from his
                           positions as President and Chief Executive Officer
                           of both the Company and the Bank.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                FORSYTH BANCSHARES, INC.
                                                (Registrant)



Date: September 3, 1999                         By /s/ Holly R. Hunt
                                                   --------------------------
                                                    Holly R. Hunt
                                                    Vice President, Secretary
                                                    and Treasurer

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                                 EXHIBIT INDEX


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
99.1     Press Release, issued September 2, 1999, relating to the resignation of David H. Denton from his positions as President and Chief Executive
         Officer of Forsyth Bancshares, Inc. and The Citizens Bank of Forsyth
         County.
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